Exhibit 99.1

Canopy Growth Announces Exchanges with Holders of Approximately US$198 Million of Convertible Notes

SMITHS FALLS, ONTARIO (June 29, 2022)—Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC) announced today that it has entered into privately negotiated exchange agreements (collectively, the “Exchange Agreements”) with a limited number of holders (the “Noteholders”), including Constellation Brands, Inc. (“CBI”) through its wholly-owned subsidiary Greenstar Canada Investment Limited Partnership (“GCILP”), of the Company’s outstanding 4.25% unsecured convertible senior notes due 2023 (the “Notes”), to acquire approximately C$255.4 million (approximately USD$198 million) aggregate principal amount of the Notes from the Noteholders (the “Transaction”) in exchange for common shares of the Company (the “Canopy Shares”) and approximately C$3 million (USD$2.35 million) in cash for accrued and unpaid interest (the “Cash Payment”).

GCILP, a subsidiary of CBI (together “Constellation”), is participating in the Transaction and will acquire a minimum of 21,929,914 Canopy Shares and up to 30,701,880 Canopy Shares pursuant to its Exchange Agreement.

Transaction Details

In accordance with the terms of the Exchange Agreements, Canopy Growth has agreed to acquire the Notes from the Noteholders for an aggregate purchase price (excluding accrued and unpaid interest which will be paid in cash as part of the Cash Payment) of approximately C$252.8 million (approximately USD$196 million) (the “Purchase Price”), which will be payable in such number of Canopy Shares (the “Share Consideration”) as is equal to the Purchase Price divided by the volume-weighted average trading price (the “VWAP”) of the Canopy Shares on the Nasdaq Global Select Market (the “Nasdaq”) for the 10 consecutive trading days beginning on, and including, June 30, 2022 (the “Averaging Price” and such period of time being the “Averaging Period”), subject to a floor price of US$2.50 (the “Floor Price”) and a maximum price equal to US$3.50, which is the closing price of the Canopy Shares on the Nasdaq on June 29, 2022 (the “Market Price”).

The Share Consideration, for Noteholders other than GCILP, will be satisfied by the issuance of Canopy Shares in up to two tranches as follows: (a) on the initial closing of the Transaction, anticipated to be June 30, 2022, 34,073,160 Canopy Shares (the “Initial Closing Shares”) will be issued to the Noteholders; and (b) in the event that the Averaging Price calculated over the Averaging Period is less than the Market Price, on or about July 18, 2022 (the “Final Closing”), up to such number of Canopy Shares as is equal to the excess of the Purchase Price divided by the Averaging Price over the Initial Closing Shares. The Share Consideration for GCILP will be issued solely on the Final Closing based on the Averaging Price.

In the event that the daily VWAP of the Canopy Shares on the Nasdaq during the Averaging Period (a) exceeds the Market Price, then the daily VWAP for such trading day will instead be deemed to be the Market Price; or (b) is less than the Floor Price, then the daily VWAP for such trading day will instead be deemed to be the Floor Price, such that in no circumstances will more than 78,404,305 Canopy Shares be issuable pursuant to the Transaction.

The Notes were issued pursuant to an indenture dated June 20, 2018, among the Company, GLAS Trust Company LLC (“GLAS Trust”), as U.S. trustee, and Computershare Trust Company of Canada, as Canadian trustee, as supplemented by supplement no. 1 to the indenture dated April 30, 2019 and supplement no. 2 to the indenture dated June 29, 2022 (collectively, the “Indenture”). As a result of supplement no. 2 to the Indenture dated June 29, 2022 between the Company, Computershare Trust Company, N.A. (as replacement U.S. trustee following GLAS Trust’s resignation) and Computershare Trust Company of Canada (the “Second Supplemental Indenture”), the Company irrevocably surrendered its right to settle the conversion of any Note by Physical Settlement or Combination Settlement (as each such term is defined in the Indenture). As a result, the conversion of any Note on or after the date hereof will be settled by Cash Settlement (as such term is defined in the Indenture) and in no event will any Canopy Shares be issuable upon conversion of any Note. A copy of the Second Supplemental Indenture will be available on the Company’s SEDAR profile page at www.sedar.com and on EDGAR at www.sec.gov.

GCILP currently holds C$200 million aggregate principal amount of Notes. Pursuant to the Transaction, the Company will acquire C$100 million (approximately USD$77.5 million) aggregate principal amount of the Notes held by GCILP. GCILP will be issued a number of Canopy Shares based on the VWAP during the Averaging Period, provided that GCILP will receive a minimum of 21,929,914 Canopy Shares (based on the Floor Price) and a maximum of 30,701,880 (based on the Market Price), representing between 5.4% and 7.6% of the issued and outstanding Canopy Shares on a non-diluted basis.

Constellation, though GCILP and CBG Holdings LLC, currently holds 142,253,802 Canopy Shares, representing 35.3% of the issued and outstanding Canopy Shares on a non-diluted basis. GCILP’s participation in the Transaction (the “Insider Participation”) will be considered to be a “related party transaction” within the meaning of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). Pursuant to Section 5.5(a) and 5.7(1)(a) of MI 61-101, the Company is exempt from obtaining a formal valuation and minority approval of the Company’s shareholders with respect to the Insider Participation as the fair market value of the Transaction is below 25% of the Company’s market capitalization as determined in accordance with MI 61-101. In addition, the Transaction was approved by the board of directors of the Company with Ms. Judy A. Schmeling, a director of CBI, Mr. Garth Hankinson, Chief Financial Officer and Executive Vice President of CBI, Mr. Robert Hanson, Executive Vice President and President – Wine & Spirits Division of CBI and James Sabia, Executive Vice President and President—Beer Division of CBI, each having disclosed their interest in the Transaction by virtue of their positions with CBI and abstaining from voting thereon.

The Transactions are being conducted as private placements, and any Canopy Shares to be issued in the Transaction will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act in transactions not involving any public offering. This press release is neither an offer to sell nor a solicitation of an offer to buy any securities described above, nor will there be any offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Canopy Growth

Canopy Growth (TSX:WEED, NASDAQ:CGC) is a world-leading diversified cannabis and cannabinoid-based consumer product company, driven by a passion to improve lives, end prohibition, and strengthen communities by unleashing the full potential of cannabis. Leveraging consumer insights and innovation, Canopy Growth offers product varieties in high-quality dried flower, oil, softgel capsule, infused beverage, edible, and topical formats, as well as vaporizer devices by Canopy Growth and industry-leader Storz & Bickel. Canopy Growth’s global medical brand, Spectrum Therapeutics, sells a range of full-spectrum products using its colour-coded classification system and is a market leader in both Canada and Germany. Through Canopy Growth’s award-winning Tweed and Tokyo Smoke banners, Canopy Growth reaches its adult-use consumers and has built a loyal following by focusing on top quality products and meaningful customer relationships. Canopy Growth has entered into the health and wellness consumer space in key markets including Canada, the United States, and Europe through BioSteel sports nutrition, and This Works skin and sleep solutions; and has introduced additional hemp derived CBD products to the United States through its First & Free and Martha Stewart CBD brands. Canopy Growth has an established partnership with Fortune 500 alcohol leader Constellation Brands.

More Information

Media Contact:

Jennifer White

Senior Manager, Communications

jennifer.white@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

Notice Regarding Forward-Looking Information

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the benefits of the debt repurchase, the anticipated date of issuance of the Initial Closing Shares, the anticipated date of the issuance of any additional Canopy Shares following the Averaging Period and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including inherent uncertainty associated with projections; the diversion of management time on Transaction-related issues; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including the Company’s annual report on Form 10-K for the year ended March 31, 2022.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.